TIFF INVESTMENT PROGRAM (“TIP”)

Supplement Dated September 23, 2015

to the Prospectus Dated April 30, 2015

This supplement provides new and additional information to the prospectus dated April 30, 2015.

On September 10, 2015, the Board of Trustees of TIP (“Board”) approved changes to the TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”) Constructed Index to be effective October 1, 2015. The current Constructed Index will remain in effect through September 30, 2015, and is described in the April 30, 2015, prospectus.

As of October 1, 2015, the following section will replace the information about the Constructed Index on pages 2-3 of the prospectus:

The Multi-Asset Fund Constructed Index is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. The boards of TAS and TIP view the Constructed Index, in general, as an appropriate long-term asset mix for non-profit organizations that seek to maintain the inflation-adjusted value of their assets while distributing 5% of these assets annually.

Effective October 1, 2015, the Constructed Index is comprised of the following investment categories, weights, and benchmarks:

Category	Weight	Benchmark

Equity-Oriented Assets	65%	MSCI All Country World Index

Diversifying Strategies (Hedge Funds and Other)	20%	Merrill Lynch Factor Model

Fixed Income (including Cash)	15%	2/3 Barclays US Intermediate Treasury Index and 1/3 Bank of America Merrill Lynch US 6-month Treasury Bill Index

The Constructed Index weights are rebalanced by TAS at each quarter-end. Actual weights in Multi-Asset Fund tend to vary over time.

The following paragraphs replace similar disclosure under the heading “Performance Objective and Benchmarks” beginning on page 10 of the prospectus:

Performance Objective and Benchmarks. Multi-Asset Fund seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index (“CPI”), plus 5% per annum. TAS considers the primary benchmark of the fund to be CPI +5% and believes that it is an appropriate long-term performance benchmark for the fund but may not be meaningful over shorter time periods, especially those in which markets are highly volatile (e.g., calendar year 2008). Accordingly, at the fund’s inception on March 31, 1995, TAS staff, in consultation with the boards of TAS and TIP, created the Constructed Index as a further means of assessing the fund’s performance. TAS believes that the Constructed Index is a relevant performance benchmark for both short- and long-term periods.

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The Constructed Index (a/k/a/ policy portfolio) is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. The TAS and TIP boards view the Constructed Index, in general, as an appropriate long-term asset mix for non-profit organizations that seek to maintain the inflation-adjusted value of their assets while distributing 5% of these assets annually. The Constructed Index is also intended to help such organizations better assess the fund’s performance by providing a comparison of the active strategies pursued by TAS and external managers versus the returns of relevant benchmarks. In TAS’s view, the Constructed Index also helps convey to the fund’s members a sense of the overall investment risks to which their capital might be subject (although the Constructed Index is only one of several tools that TAS staff uses internally to assess investment risks in the fund).

TAS has changed the composition of the Constructed Index over time, including the most recent change (effective October 1, 2015) from a Constructed Index comprised of various asset segments to a Constructed Index comprised of three broad investment categories. In the past, TAS has changed the Constructed Index’s policy norms (or weights), asset segments, and segment benchmarks. TAS’s ongoing review of the Constructed Index may cause TAS to make additional changes in the future. Such changes are made only after careful study and consultation with the boards of TAS and TIP.

The composition of the Constructed Index as of October 1, 2015 is presented earlier in this prospectus supplement. TAS assigns each portfolio investment to one of the three categories comprising the Constructed Index, based upon a risk-based categorization that includes TAS’s estimates of an investment’s equity and fixed income exposure, as applicable, and its diversifying characteristics. Investments in the “Diversifying Strategies” category include those that display significant diversifying characteristics to either or both of the “Equity-Oriented Assets” and the “Fixed Income” categories. TAS expects that most of the fund’s investments in privately offered investment funds known as hedge funds will be categorized as “Diversifying Strategies”; however, certain of the fund’s hedge fund investments may be categorized as “Equity-Oriented Assets” or “Fixed Income” if they generally display high equity or fixed income exposure, respectively, and do not display significant diversifying characteristics. Please see the Statement of Additional Information for information about the benchmarks used in the Constructed Index.

Constructed Index weights are rebalanced by TAS at each quarter-end; those before July 1, 2009, reflect month-end rebalancing. Performance of the Constructed Index generated from July 1, 2009, through September 30, 2015, is reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. (One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index from July 1, 2009, through September 30, 2015, would increase in the absence of the 0.20% reduction. Historical performance of the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

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On September 9, 2015, the Board approved certain new and amended money manager agreements for MAF, as described below.

The Board approved a money manager agreement with Fundsmith, LLP (“Fundsmith”), a money manager that is new to MAF. The new money manager agreement is expected to be effective on or about October 1, 2015. In addition, the Board approved an amended and restated money manager agreement with existing money manager, AJO, LP (“AJO”), which is expected to be effective on or about September 23, 2015. Lastly, the Board approved an amendment to the money manager agreement and fee schedule with existing money manager, Hosking Partners LLP (“Hosking”), with effect from August 1, 2015.

The following paragraph replaces the paragraph regarding AJO, LP under the heading “Money Managers and Their Strategies” on page 12 of the prospectus:

AJO, LP manages two separate investment mandates for Multi-Asset Fund. The first mandate is a large-cap US equities mandate for which the manager takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The manager selects securities primarily from among the 500 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks. The second mandate is a small-cap emerging market equities mandate for which the manager employs a similar disciplined, quantitative process that seeks to exploit the alpha opportunities found in the less-efficient yet liquid emerging markets by identifying well-managed companies with positive momentum at attractive valuations.

The following paragraph replaces the paragraph regarding Amundi Smith Breeden, LLC under the heading “Money Managers and Their Strategies” on page 12 of the prospectus.

Amundi Smith Breeden, LLC manages multiple separate investment mandates for Multi-Asset Fund. One investment mandate (the ‘‘beta’’ mandate) is focused on US Treasury obligations, including US Treasury inflation protected securities, US Treasury bonds, notes, or bills, or other US Treasury or agency obligations, as from time to time determined by Amundi Smith Breeden in consultation with TAS. US Treasury futures or other derivatives may be used as part of this strategy. In managing the portfolio, Amundi Smith Breeden focuses on duration, maturity, yield, relative valuations, and security selection. One or more additional investment mandates (the ‘‘high alpha’’ mandates) are expected to be used opportunistically in an effort to generate equity-like returns with instruments that offer diversification from Multi-Asset Fund’s other equity holdings or less downside risk than equities. Such mandates may involve the use of long positions and/or short positions with primary emphasis on agency and non-agency mortgage-backed and asset-backed securities backed by residential and commercial mortgages and consumer receivables. Corporate and US government and government agency obligations and derivatives, such as futures, options and swaps, may be used as part of these mandates.

The following paragraph is added under the heading “Money Managers and Their Strategies” on page 12 of the prospectus, after the description of Brookfield Investment Management Inc. and before the description of Glenhill Capital Advisors, LLC:

Fundsmith, LLP invests in a concentrated portfolio of global equities, allocating capital to high-quality, cash flow generating businesses in stable, non-cyclical sectors. The manager’s approach is to be a long-term investor in its chosen stocks.

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The following information replaces similar disclosures under the heading “Performance-Based Fees” on page 22 of the prospectus:

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. In some cases, these arrangements specify a minimum fee (floor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a ‘‘fulcrum’’ fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The performance-based fee arrangement with respect to certain assets managed by six money managers does not embody the concept of a fulcrum fee. For these managers, the performance based fee is generally a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are computed over rolling time periods of varying lengths and are in most cases determined gross of expenses and fees, except custodian transaction charges. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

The following information replaces the paragraph regarding AJO, LP in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 23 of the prospectus:

AJO, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. The fee formula for the large-cap US equities mandate entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points. The portfolio must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. For assets managed by AJO in the small-cap emerging markets mandate, the performance fee formula provides that AJO will receive 20.2% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI Emerging Markets Small Cap Index, measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period, provided, however, that the performance fee does not exceed an amount equal to 161.5 basis points multiplied by the average net asset value over the same period. During the first five years after funding, the performance fee is similarly structured, with the measurement periods starting at a specified inception date and running through each annual calculation date.

A team of investment professionals manages the large-cap US equities mandate. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers, and Christopher J. W. Whitehead. Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with AJO since 1984. Stefani Cranston (CFA, CPA, Principal) has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore (CFA, Principal) has been a portfolio manager and a research analyst with the firm since 1998. Gregory J. Rogers (CFA, Principal) has been a trader with AJO since 1993 and a portfolio manager since 2012. Christopher J. W. Whitehead (CFA, Principal) joined AJO in 2000 and has been a portfolio manager and a research analyst with the firm since 2004. A separate team of investment professionals manages the small-cap emerging markets mandate. The team is led by Arup Datta, Nicholas Tham, and Haijie Chen. Arup Datta (CFA, Principal) joined AJO in 2012 after founding Agriya Investors. Prior to founding Agriya Investors, he was Director of Portfolio Management at Numeric Investors, a firm he joined in 1993. Nicholas Tham (CFA) joined AJO in 2012 from Agriya Investors. Prior to that, he was a quantitative trader at Weiss Asset Management. Haijie Chen joined AJO in 2013, prior to which he was a quantitative researcher at State Street Associates.

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The following information updates the disclosure regarding Amundi Smith Breeden, LLC on pages 23-24 of the prospectus in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers”:

The information related to the fee schedule for the “low alpha” mandate on page 23 is deleted.

The information related to Carl D. Bell on page 24 is deleted and the following information related to Noah Funderburk is added to page 24: Noah Funderburk, CFA, (Senior Vice President and Portfolio Manager) has been employed by Amundi Smith Breeden (or its predecessors) since 2008.

The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus, after the description of Brookfield Investment Management Inc. and before the description of Glenhill Capital Advisors, LLC:

Fundsmith, LLP (33 Cavendish Square, London, W1G 0PW) is compensated based on assets. The manager receives 0.90% per year on all assets comprising the portfolio. Terry Smith (Partner and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions for the portion of Multi-Asset Fund’s assets managed by Fundsmith. Mr. Smith founded Fundsmith in 2010. Prior to founding Fundsmith, he was CEO of Collins Stewart/Tullet Prebon, a firm he joined in 1996. Fundsmith is expected to begin managing assets for the fund in October 2015.

The following paragraph replaces the paragraph regarding Hosking Partners LLP in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus:

Hosking Partners LLP (St Vincent House, 30 Orange Street, London WC2H 7HH, United Kingdom) is compensated in part based on assets and in part based on performance. The manager receives an asset-based fee, payable monthly, and a performance fee, payable annually. With respect to the asset-based fee, the manager receives 0.275% per year on all assets comprising the portfolio. The performance fee formula provides that Hosking will receive 18% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of a blended benchmark, comprised of 50% MSCI All Country World Index (net dividends reinvested) and 50% MSCI All Country World Index (gross dividends reinvested), measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period. Prior to August 1, 2015, the asset-based fee was 0.325% on the first $250 million of TIFF assets and 0.275% on TIFF assets in excess of $250 million; the performance fee was 20%; and the benchmark was the MSCI All Country World Index (net dividends reinvested). During the first five years after funding, the performance fee is similarly structured, with the measurement periods starting at the funding date and running through each annual calculation date. Jeremy Hosking (Senior Partner and Portfolio Manager) founded Hosking in 2013. Prior to founding Hosking, he was head of the global division and portfolio manager for Marathon Asset Management LLP, a firm he co-founded in 1986. James Seddon (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a global portfolio manager at Marathon Asset Management LLP for six years. Julius Mort (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a global fund manager at Marathon Asset Management LLP from 2010 through 2012. Previous to that, he was deputy emerging markets fund manager at Threadneedle from 2007. Luke Bridgeman (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a senior analyst at Marathon Asset Management LLP from 2009 through 2012. Django Davidson (Partner and Portfolio Manager) joined Hosking in 2013. Prior to joining Hosking, he was a partner at Algebris Investments LLP from 2009 to 2012. Hosking has managed assets for the fund since May 2015.

Please retain this supplement with your records.

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